Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of September 24, 2025 (this “Agreement”) is made by and among Dogehash Technologies, Inc., a Nevada corporation, and USDE Acquisition, Inc., a Nevada corporation (the “Grantor”), in favor of Thumzup Media Corporation, a Nevada corporation (the “Secured Party”).

RECITALS

A. The Grantor has agreed, to issue and sell to the Secured Party an 8% secured promissory note in the principal amount of Two Million Five Hundred Thousand Dollars and 00/100 ($2,500,000.00) (as such note may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “Note”).

B. It is a condition precedent to the Note that the Grantor shall have executed and delivered to the Secured Party this Agreement providing for the grant to the Secured Party, to secure all of the Grantor’s obligations under the Note and the Transaction Documents (as defined in the Note) of a valid, enforceable, and perfected security interest in the Collateral (as defined herein).

C. The Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantor.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Party to perform under the Note, the Grantor agrees with the Secured Party, as follows:

Section 1. Definitions.

(a) Reference is hereby made to the Note for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Note or in the Uniform Commercial Code (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Secured Party may otherwise determine.

(b) The Recitals to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

Section 2. Grant of Security Interest . As collateral security for all of the Obligations (as defined herein), Grantor hereby pledges and assigns to the Secured Party, and grants to the Secured Party, a senior first priority lien and continuing security interest in the Collateral (as defined herein) to secure the payment and performance of all the Obligations.

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(a) Collateral – General. The Grantor hereby grants to the Secured Party a first priority lien and security interest in the Collateral and expressly including the profits interest. “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Grantor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith and shall include, without limitation, the profits of the Grantor: All servers acquired with the proceeds of the loan under the Note consisting of 520 DGI+ server units, including without limitation, all supplies and materials associated with the installation and operation thereof and all proceeds received in connection therewith.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b) Security for Obligations. The security interest granted pursuant to this Agreement and created hereby in the Collateral constitutes a continuing security interest and secures the payment and performance for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now or exiting or hereafter incurred, including the monetary obligations of the Grantor to the Secured Party arising under the Note (collectively, the “Obligations”):

(i) for so long as the Note is outstanding, (i) the payment by the Grantor, as and when due and payable (by scheduled maturity, voluntary prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Note, and the other Transaction Documents, if any, and (ii) the payment by the Grantor, as and when due and payable of all obligations under the Transaction Documents, as applicable, including, without limitation, in both cases, (A) all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and

(ii) for so long as the Note is outstanding, the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents.

SECTION 3. Representations and Warranties. The Grantor hereby represents, warrants and covenants as follows:

(a)	Power and Authority. The Grantor has full power and authority to enter into this Agreement, grant to the Secured Party a valid first senior secured priority security interest in the Collateral and perform all of its obligations under this Agreement, no further action by the Grantor being necessary. The execution, delivery and performance by the Grantor of this Agreement does not conflict with, or constitute a breach or default under, any judgment, indenture, loan agreement, contract or other agreement or instrument to which the Grantor is a party or by which the Grantor or any of its property is bound.

(b)	Title to Collateral. Subject to the security interest granted by this Agreement, the Grantor is or will remain for the duration of this Agreement, the owner and holder of all the Collateral, free and clear of any security interest, lien, charge, encumbrance or other adverse claim, and the Grantor will defend all of the Collateral, as the case may be (whether now owned or hereafter acquired) against all claims and demands of all persons at any time claiming the same or any interest therein, and will take all steps to maintain the security interest of the Secured Party as a valid and fully perfected lien first and senior in priority, unless otherwise agreed to in writing by the Secured Party.

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(c)	Place of Business. The Grantor’s principal place of business is located at 200 East Las Olas, Suite 200, Ft. Lauderdale, FL 33301.

(d)	Financing Statements; Related Instruments. At the request of the Secured Party, the Grantor will execute and deliver to the Secured Party one or more financing statements in form and substance satisfactory to the Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by the Secured Party to be necessary or desirable, including any subsequent public offices where filing would be deemed necessary as a result of a change in the Grantor’s state of organization or incorporation, as the case may be. The Grantor promises to pay to the Secured Party all fees and expenses incurred in filing financing statements and any continuation statements or amendments thereto, not inclusive of fees of counsel to the Secured Party. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(e)	Other Liens. The Grantor will not, without the prior written consent of the Secured Party, create or permit to exist any security interest, lien, charge, encumbrance or other adverse claim on any of the Collateral, other than the security interest in favor of the Secured Party created by this Agreement.

(f)	Compliance with Laws. The Grantor agrees to comply in all material respects with all statutes, laws, ordinances, rules and regulations applicable to it and to the conduct of its business.

(g)	Inspection of Books and Records. The Grantor will permit the Secured Party upon reasonable prior notice to examine its books and records during business hours and shall furnish to the Secured Party such financial statements and other financial data as the Secured Party may reasonably request from time to time, subject to any restrictions imposed by law, including applicable securities laws.

SECTION 4. Events of Default. The Grantor shall be in default under this Agreement upon the occurrence of any Event of Default as defined in the Note. Furthermore, any default under the terms, conditions, covenants, representations and warranties contained herein shall also be deemed to be an “Event of Default.”

SECTION 5. Rights and Remedies Upon Default.

(a) General. Upon the occurrence and during the continuation of any Event of Default, the Secured Party may accelerate all the obligations and shall have, in addition to all other rights and remedies provided herein or by applicable law, all of the rights and remedies of a secured party under the Code relating to Collateral, including, but not limited to, the right to take possession of the Collateral, and the right, without further notice to the Grantor, to take the Collateral, in satisfaction in full of obligations owing under the Notes, and for those purposes a Secured Party may, and the Grantor hereby authorizes the Secured Party to, enter upon any premises on which Collateral may be located or situated and remove the same therefrom and assign, sell or otherwise dispose of the Collateral, on such premises without any liability for rent, storage, utilities or other sums, and upon request the Grantor shall, to the extent practicable, assemble and make the Collateral available to the Secured Party at a place to be designated by the Secured Party, which is reasonably convenient to the Grantor and the Secured Party. The Grantor agrees that, to the extent notice of sale shall be required, at least five days notice to the Grantor of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made shall constitute reasonable notification of such sale or disposition. The Secured Party shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder, to manage, protect and preserve the Collateral, as the case may be, or continue the operation of the business of the Grantor, and the Secured Party shall be entitled to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the obligations until a sale or other disposition of such Collateral shall be finally made and consummated.

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(b) Granting of Licenses. Upon the occurrence and during the continuation of any Event of Default, the Secured Party may grant a license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

(c) Collateral Realization. In the event of any disposition or collection of or any other realization upon all or any part of the Collateral, the Secured Party shall apply the proceeds of such disposition, collection or other realization as follows:

i)	First, to the payment of the reasonable costs and expenses of the Secured Party in exercising or enforcing its rights hereunder, including, but not limited to, costs and expenses incurred in retaking, holding or preparing the Collateral for sale, lease or other disposition, and in collecting or attempting to collect any of the Collateral, and to the payment of all amounts payable to the Secured Party pursuant to this Section 5; and

ii)	Second, after payment in full of all of the obligations to the Secured Party, the surplus, if any, shall be paid to the Grantor and the balance of the Collateral shall be immediately returned to the Grantor.

Section 6. Further Assurances. The Grantor will execute and deliver to the Secured Party, at the request of the Secured Party, at any time and from time to time, such financing statements and other instruments and do such other acts and things as the Secured Party may reasonably deem necessary or desirable in order to establish, perfect and maintain a valid first and senior priority security interest in the Collateral in favor of the Secured Party (free and clear of all other security interests, liens, charges, encumbrances and other claims, whether voluntarily or involuntarily created) or in order to facilitate the collection of the Collateral.

Section 7. Waiver; Release.

(a) No Waiver. No omission or delay by the Secured Party in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of the Secured Party’s rights hereunder will be valid unless in writing and signed by the Secured Party, and then only to the extent specified.

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(b) Release. The Grantor releases the Secured Party and its agents, officers, employees, attorneys, administrators and executors, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by willful misconduct or gross negligence.

Section 8. Miscellaneous.

(a) Notices. Unless otherwise provided, any notices, requests, demands and other communications required or permitted to be given hereunder shall be given in writing as set forth in the Note.

(b) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK, SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREIN, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT HEREOF, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPLICABLE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION SHALL BE HEARD AND DETERMINED IN SAID COURTS. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE.

(c) Waiver of Jury Trial. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENTS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES WARRANT AND REPRESENT THAT THEY EACH HAVE HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES ITS JURY TRIAL RIGHTS.

(d) Benefits Exclusive. Except as herein otherwise expressly provided, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person, firm or corporation, other than the Grantor and the Secured Party, any right, remedy or claim, legal or equitable, under or by reason of this Agreement or any provision hereof, this Agreement and all its provisions being intended to be and being for the sole and exclusive benefit of the Grantor and the Secured Party.

(e) Modification. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(f) Signatories. Each individual signatory hereto represents and warrants that he/she/it is duly authorized to execute this Agreement on behalf of his/her/its principal and that he/she/it executes the Agreement in such capacity and not as a party.

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(g) Successors and Assigns. This Agreement shall be binding upon the Grantor and its successors and assigns, and all persons claiming under or through the Grantor or any such successors or assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors, representatives, trustees, administrators, executors, heirs and assigns.

(h) Interpretation. Unless the context clearly requires otherwise, words of masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement and all the terms and provisions hereof (a) have been negotiated between the Grantor and the Secured Party; (b) shall not be construed strictly in favor of or against either party hereto; and (c) shall be construed to effectuate the purpose set forth herein and to sustain the validity hereof.

(i) Severability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken here from by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(j) Titles and Headings. The titles and headings of the Sections of this Agreement, which have been inserted for convenience of reference only and are not to be considered a part hereof, shall not in any way modify or restrict any of the terms and provisions hereof, and shall not be considered or given any effect in construing this Agreement or any provision hereof or in ascertaining intent, if any question of intent should arise.

(k) Counterparts; Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic (including PDF) signature and delivered by facsimile or electronic (including PDF) transmission.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the Effective Date.

GRANTOR:

DOGEHASH TECHNOLOGIES, INC

/s/ Parker Scott
Name:	Parker Scott
Title:	Chief Executive Officer

USDE ACQUISITION, INC.

/s/ Parker Scott
Name:	Parker Scott
Title:	Chief Executive Officer

[Security Agreement Signature Page]

SECURED PARTY

THUMZUP MEDIA CORPORATION

By:	/s/ Robert Steele
Name:	Robert Steele
Title:	Chief Executive Officer

[Security Agreement Signature Page]